UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 16, 2008
Cavco Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-08822	56-2405642
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
1001 North Central Avenue, Suite 800, Phoenix, Arizona 85004
(Address of principal executive offices)
(602) 256-6263
Registrant’s telephone number including area code
Not applicable
(Former name or former address if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On January 16, 2008, the Company issued a press release announcing a stock repurchase program, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
As described in Item 8.01 of this Current Report on Form 8-K, the following Exhibit is filed as Exhibit 99.1 to this Current Report on Form 8-K.
     (d) Exhibits
99.1	Cavco Industries, Inc. press release announcing its stock repurchase program, dated January 16, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAVCO INDUSTRIES, INC.
By:	/s/ James P. Glew
	Name:	James P. Glew
	Title:	Secretary

     Date: January 16, 2008

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Cavco Industries, Inc. press release announcing its stock repurchase program, dated January 16, 2008.